Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 60% Portfolio
September 30, 2022
VIPFM-60-NPRT3-1122
1.856868.115
Equity Funds - 63.9%
	Shares	Value ($)
Fidelity Canada Fund (a)	717,571	39,896,930
Fidelity Commodity Strategy Fund (a)	5,362,824	34,214,815
Fidelity Contrafund (a)	4,109,454	52,559,923
Fidelity Emerging Markets Discovery Fund (a)	3,142,666	39,754,720
Fidelity Emerging Markets Fund (a)	10,821,440	314,362,844
Fidelity Equity-Income Fund (a)	2,110,932	123,869,481
Fidelity Global Commodity Stock Fund (a)	6,801,215	117,320,954
Fidelity Hedged Equity Fund (a)	1,540,225	14,354,896
Fidelity International Capital Appreciation Fund (a)	3,490,773	64,474,570
Fidelity International Discovery Fund (a)	2,410,346	84,795,969
Fidelity International Enhanced Index Fund (a)	10,069,213	82,366,162
Fidelity International Small Cap Fund (a)	1,581,223	36,431,381
Fidelity International Small Cap Opportunities Fund (a)	2,503,105	41,276,199
Fidelity International Value Fund (a)	7,183,283	51,073,140
Fidelity Japan Smaller Companies Fund (a)	2,910,367	35,360,956
Fidelity Large Cap Value Enhanced Index Fund (a)	3,872,713	51,700,724
Fidelity Low-Priced Stock Fund (a)	3,219,399	133,057,776
Fidelity Overseas Fund (a)	7,372,607	324,247,245
Fidelity Real Estate Investment Portfolio (a)	1,018,773	38,224,363
Fidelity U.S. Low Volatility Equity Fund (a)	11,588,772	108,702,681
Fidelity Value Discovery Fund (a)	2,001,224	62,678,328
VIP Stock Selector All Cap Portfolio Investor Class (a)	215,890,860	1,651,565,079
TOTAL EQUITY FUNDS (Cost $4,027,144,207)		3,502,289,136

Fixed-Income Funds - 33.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	18,641,400	165,908,456
Fidelity High Income Fund (a)	6,231,953	44,309,189
Fidelity Inflation-Protected Bond Index Fund (a)	11,418,838	109,963,408
Fidelity Long-Term Treasury Bond Index Fund (a)	8,119,643	84,038,309
Fidelity New Markets Income Fund (a)	1,243,753	13,345,467
Fidelity Total Bond Fund (a)	78,229,876	722,844,054
VIP Investment Grade Bond II Portfolio - Investor Class (a)	77,127,938	717,289,821
TOTAL FIXED-INCOME FUNDS (Cost $2,005,472,833)		1,857,698,704

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (b) (Cost $107,132,763)	107,111,341	107,132,763

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 2.38% to 3.29% 10/20/22 to 12/29/22 (d) (Cost $10,132,539)	10,180,000	10,133,619

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $6,149,882,342)	5,477,254,222
NET OTHER ASSETS (LIABILITIES) - 0.2%	10,699,012
NET ASSETS - 100.0%	5,487,953,234

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	487	Dec 2022	21,221,025	(2,873,331)	(2,873,331)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	769	Dec 2022	82,673,508	(116,837)	(116,837)

TOTAL PURCHASED					(2,990,168)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	818	Dec 2022	147,301,350	19,820,131	19,820,131
ICE E-mini MSCI EAFE Index Contracts (United States)	150	Dec 2022	12,454,500	1,696,566	1,696,566

TOTAL SOLD					21,516,697

TOTAL FUTURES CONTRACTS					18,526,529
The notional amount of futures purchased as a percentage of Net Assets is 1.9%
The notional amount of futures sold as a percentage of Net Assets is 2.9%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,524,020.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	36,080,874	474,952,027	403,900,138	456,868	-	-	107,132,763	0.2%
Total	36,080,874	474,952,027	403,900,138	456,868	-	-	107,132,763

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	46,890,119	1,728,327	-	(85,416)	(5,179,446)	39,896,930
Fidelity Commodity Strategy Fund	42,400,536	23,785,864	26,180,034	12,697,272	7,017,014	(12,808,565)	34,214,815
Fidelity Contrafund	89,376,965	2,214,202	11,389,005	1,023,400	(2,022,805)	(25,619,434)	52,559,923
Fidelity Emerging Markets Discovery Fund	23,860,340	24,911,336	1,724,157	-	(91,534)	(7,201,265)	39,754,720
Fidelity Emerging Markets Fund	104,537,123	296,260,390	12,706,729	-	(1,561,886)	(72,166,054)	314,362,844
Fidelity Equity-Income Fund	172,261,174	3,937,969	26,173,899	1,323,013	(264,166)	(25,891,597)	123,869,481
Fidelity Floating Rate High Income Fund	246,611,909	10,252,366	77,486,345	6,686,872	(3,201,604)	(10,267,870)	165,908,456
Fidelity Global Commodity Stock Fund	132,927,542	2,523,532	27,028,130	-	4,250,410	4,647,600	117,320,954
Fidelity Hedged Equity Fund	-	14,770,757	-	-	-	(415,861)	14,354,896
Fidelity High Income Fund	54,508,561	2,451,835	2,746,045	1,694,080	(101,430)	(9,803,732)	44,309,189
Fidelity Inflation-Protected Bond Index Fund	214,135,399	2,487,266	85,893,595	-	5,397,653	(26,163,315)	109,963,408
Fidelity International Capital Appreciation Fund	109,359,281	1,358,810	9,262,593	-	(1,909,168)	(35,071,760)	64,474,570
Fidelity International Discovery Fund	140,880,985	1,779,049	12,319,980	-	(4,583,024)	(40,961,061)	84,795,969
Fidelity International Enhanced Index Fund	123,444,638	1,580,691	11,375,641	-	(1,904,201)	(29,379,325)	82,366,162
Fidelity International Small Cap Fund	56,155,938	699,598	5,084,530	-	(347,705)	(14,991,920)	36,431,381
Fidelity International Small Cap Opportunities Fund	65,279,771	940,494	-	-	-	(24,944,066)	41,276,199
Fidelity International Value Fund	73,425,016	922,883	6,905,206	-	(372,597)	(15,996,956)	51,073,140
Fidelity Japan Smaller Companies Fund	45,867,380	-	-	-	-	(10,506,424)	35,360,956
Fidelity Large Cap Value Enhanced Index Fund	73,224,609	1,257,338	11,654,005	-	(190,587)	(10,936,631)	51,700,724
Fidelity Long-Term Treasury Bond Index Fund	225,253,707	5,596,005	91,369,983	2,869,505	(28,863,403)	(26,578,017)	84,038,309
Fidelity Low-Priced Stock Fund	189,869,467	13,415,969	29,528,670	10,244,425	(1,885,076)	(38,813,914)	133,057,776
Fidelity New Markets Income Fund	17,893,733	771,217	915,348	518,634	(67,718)	(4,336,417)	13,345,467
Fidelity Overseas Fund	550,550,664	6,711,727	46,666,568	-	(10,821,102)	(175,527,476)	324,247,245
Fidelity Real Estate Investment Portfolio	97,561,501	3,027,132	40,698,043	1,961,018	4,412,489	(26,078,716)	38,224,363
Fidelity Total Bond Fund	-	785,042,114	23,111,291	7,058,902	(408,365)	(38,678,404)	722,844,054
Fidelity U.S. Bond Index Fund	1,468,036,781	211,098,427	1,518,427,764	12,971,041	(69,222,323)	(91,485,121)	-
Fidelity U.S. Low Volatility Equity Fund	165,575,072	7,753,896	30,298,709	5,548,261	(274,189)	(34,053,389)	108,702,681
Fidelity Value Discovery Fund	86,361,718	4,245,953	13,530,098	2,851,560	1,569,837	(15,969,082)	62,678,328
VIP Investment Grade Bond II Portfolio - Investor Class	-	799,186,711	27,955,679	-	(497,337)	(53,443,874)	717,289,821
VIP Stock Selector All Cap Portfolio Investor Class	2,558,075,715	30,569,002	334,183,934	(78)	(57,443,442)	(545,452,262)	1,651,565,079
	7,127,435,525	2,306,442,652	2,486,344,308	67,447,905	(163,471,675)	(1,424,074,354)	5,359,987,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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